                                                                   Exhibit 10.13

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT is entered into as of February 24, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent for Lenders ("AGENT").

          1. Borrower, Agent, and Lenders are party to the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of September 27, 1999, providing for a $50,000,000 revolving credit facility which, subject to certain conditions set forth in Section 2.7 thereof, may be increased to $100,000,000.

          2. Borrower has requested, and Agent (with concurrence of the Increasing Lenders) has agreed, to increase the Total Commitment by increasing the Commitment of the Increasing Lenders, and adding a Subsequent Lender, subject to the conditions set forth in Section 2.7(b).

          3. Borrower, Agent, and Lenders have further agreed, subject to the following terms and conditions, to amend the Credit Agreement to provide for a revision to Schedule 1 to reflect the revised Commitments of the Increasing Lenders and Subsequent Lender, as more particularly set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment, and (b) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

          2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

                  SCHEDULE 1 is entirely amended in the form of, and all references to SCHEDULE 1 are changed to, the attached AMENDED
                  SCHEDULE 1.

         3. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until the date (a) Agent receives counterparts of this amendment executed by Borrower, Agent, and Increasing Lenders, (b) Agent receives, for delivery to the Increasing Lenders, replacement Notes each in the amount of the Commitment reflected on AMENDED SCHEDULE 1, and (c) Borrower pays to Agent the fees and expenses specified in the Fee Letter dated September 27, 1999, executed between Borrower and Agent.

         4. RATIFICATIONS. The parties hereto ratify and confirm that Chase Bank of Texas, National Association, as an additional Lender, is a "Subsequent Lender," under SECTION 2.7. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

         5. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date or
(ii) the


                                                              FIRST AMENDMENT TO
                                                                CREDIT AGREEMENT
facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

         6. MISCELLANEOUS. All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this amendment must be construed, and its performance enforced, under Texas law, (d) if any part of this amendment is for any reason found to be unenforceable, then all other portions of it nevertheless remain enforceable, and (e) this amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         7. ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         8. PARTIES. This amendment binds and inures to Borrower, Agent, Lenders, and their respective successors and assigns.

                     [REMAINDER OF PAGE INTENTIONALLY BLACK;
                             SIGNATURE PAGES FOLLOW]

                                                              FIRST AMENDMENT TO
                                                                CREDIT AGREEMENT

Signature page to that certain First Amendment to Credit Agreement dated as of February 24, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation, certain Lenders, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent for Lenders.

                                         AFFILIATED COMPUTER SERVICES, INC., as
                                         Borrower

                                         By:
                                            ------------------------------------
                                            Nancy Vineyard
                                            Treasurer


                        FIRST AMENDMENT SIGNATURE PAGE

Signature page to that certain First Amendment to Credit Agreement dated as of February 24, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation, certain Lenders, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent for Lenders.

                                              WELLS FARGO BANK (TEXAS), NATIONAL
                                              ASSOCIATION, as Agent, a Lender,
                                              and an Increasing Lender

                                              By:
                                                 -------------------------------
                                                 Kyle G. Hranicky
                                                 Vice President


                         FIRST AMENDMENT SIGNATURE PAGE

Signature page to that certain First Amendment to Credit Agreement dated as of February 24, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation, certain Lenders, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent for Lenders.

                                              BANK ONE, N.A., as a Lender, and
                                              an Increasing Lender


                                              By:
                                                 -------------------------------
                                                 Rick Rogers
                                                 Vice President



                         FIRST AMENDMENT SIGNATURE PAGE

Signature page to that certain First Amendment to Credit Agreement dated as of February 24, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation, certain Lenders, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent for Lenders.

                                                SUNTRUST BANK (formerly known as
                                                SunTrust Bank, Atlanta), as a
                                                Lender, and an Increasing Lender


                                                By:
                                                   -----------------------------
                                                   Deborah S. Armstrong
                                                   Director



                         FIRST AMENDMENT SIGNATURE PAGE

Signature page to that certain First Amendment to Credit Agreement dated as of February 24, 2000, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation, certain Lenders, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent for Lenders.

The undersigned, being a Subsequent Lender under the Credit Agreement:

(a) represents and warrants to Borrower and Agent that Subsequent Lender is legally authorized to enter into this agreement, (b) confirms that it has received a copy of the Credit Agreement, copies of the Current Financials, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement, (c) agrees with Borrower and Agent that Subsequent Lender shall - independently and without reliance upon Agent, or any other Lender and based on such documents and information as Subsequent Lender deems appropriate at the time - continue to make its own credit decisions in taking or not taking action under the Loan Documents, (d) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms of the Loan Documents and all other reasonably-incidental powers, and (e) agrees with Borrower and Agent that Subsequent Lender shall perform and comply with all provisions of the Loan Documents applicable to Lenders in accordance with their respective terms.

                                                 CHASE BANK OF TEXAS, NATIONAL
                                                 ASSOCIATION, as a Lender,
`                                                and a Subsequent Lender


                                                 By
                                                    ----------------------------
                                                    John Paul Mathis
                                                    Vice President



                         FIRST AMENDMENT SIGNATURE PAGE

                                GUARANTOR CONSENT

To induce Agent, Lenders, Increasing Lenders, and Subsequent Lender, to enter into this amendment, the undersigned consent and agree (a) to its execution and delivery and (specifically) the increase in the Total Commitment from $50,000,000 to $100,000,000, in accordance with SECTION 2.7 of the Credit Agreement, (b) that this amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent and Lenders and their respective successors and permitted assigns.

EXECUTED as of the date first stated above.

                                           ACS OUTSOURCING SOLUTIONS, INC.
                                                (f/k/a Genix Group Inc.)
                                           ACS TRADEONE MARKETING, INC.
                                                (f/k/a/ ACS Eastern Services,
                                                Inc. and successor to Pinpoint
                                                Marketing, Inc.)
                                           ACS SHARED SERVICES, INC.
                                                (f/k/a/ Shared Affiliated
                                                Services, Inc.)
                                           GENIX CSI, INC.
                                           ACS HEALTHCARE SERVICES, INC.
                                           ACS NATIONAL SYSTEMS, INC.
                                           2828 N. HASKELL, INC.
                                           ACS IMAGE SOLUTIONS, INC.
                                                (f/k/a ACS Integrated Document
                                                Solutions, Inc. and f/k/a
                                                Dataplex Corporation)
                                           ACS LEGAL SOLUTIONS, INC.
                                                (f/k/a The Lan Company, Inc.)
                                           ACS BUSINESS PROCESS SOLUTIONS, INC.
                                                (f/k/a/ Unibase Technologies,
                                                Inc.)
                                           ACS DESKTOP SOLUTIONS, INC.
                                                (f/k/a Intelligent Solutions,
                                                Inc.)
                                           ACS DATA ENTRY, INC.
                                                (f/k/a Unibase Data Entry, Inc.)
                                           ACS CLAIMS SERVICES, INC.
                                           MEDIANET, INC.
                                           ACS GOVERNMENT SERVICES, INC.
                                           ACS GOVERNMENT SOLUTIONS GROUP, INC.
                                                (f/k/a Computer Data Systems,
                                                Inc.)
                                           COMPUTER DATA SYSTEMS SALES, INC.
                                           CDSI INTERNATIONAL, INC.
                                           CDSI EDUCATION SERVICES, INC.
                                           ACS DEFENSE, INC.
                                                (f/k/a Analytical Systems
                                                Engineering, Inc.)
                                           PUBLIC SYSTEMS CORPORATION
                                           ASEC LIMITED, INC.
                                           ASEC SYSTEMS, INC.
                                           ASEC INTERNATIONAL, INC.
                                           ASEC SECURITY INTERNATIONAL, INC.
                                           ACS TECHNOLOGY SOLUTIONS, INC.
                                                (f/k/a/ Technical Directions,
                                                Inc.)
                                           CARA CORPORATION
                                           CARA HOLDINGS, INC.
                                           TRANSFIRST, INC.
                                           INTELLIFILE, INC.
                                           ACS COMMUNICATIONS INDUSTRY, INC.
                                                (f/k/a Genesis Business
                                                Solutions, Inc.)
                                           BETAC INTERNATIONAL CORPORATION

                                           BETAC CORPORATION
                                           BETAC TECHNOLOGIES, LTD.
                                           CDSI MORTGAGE SERVICES, INC.
                                           ACS LENDING, INC.
                                           ACS RETAIL SOLUTIONS, INC.
                                           ACS SECURITIES SERVICES, INC.
                                                 (f/k/a RealNet Software, Inc.)
                                           ACS DESKTOP SOLUTIONS, INC.
                                           APPALACHIAN COMPUTER SERVICES, L.L.C.
                                           EMPLOYEE BENEFIT PLANS, INC.
                                           ACS LEGAL SOLUTIONS, INC.
                                           MICAH TECHNOLOGY SERVICES, INC.
                                           ACS BRC HOLDINGS, INC.
                                           CLINISYS, INC.
                                           BRC TECHNOLOGY SERVICES, INC.
                                           CODING SYSTEMS, INC.
                                           LOGAN SERVICES, INC.
                                           ACS ENTERPRISE SOLUTIONS, INC.
                                           TENACITY ACQUISITION COMPANY
                                           THE PACE GROUP, INC.
                                           MIDS, INC.
                                           PACE GROUP SERVICES, INC.
                                           ACS HEALTH CARE, INC.
                                           LATRON HOLDINGS, INC.
                                           LATRON COMPUTER SYSTEMS, INC.
                                              as Guarantors

                                            By:
                                                --------------------------------
                                                Nancy Vineyard
                                                as Treasurer of each of
                                                the Guarantors


                                            MG/A FIELDS ROAD LTD. PARTNERSHIP
                                              as Guarantor

                                            By: ACS GOVERNMENT SOLUTIONS GROUP,
                                                INC. General Partner

                                                By:
                                                    ----------------------------
                                                    Nancy Vineyard
                                                    Treasurer

                                            FIRST CITY TRANSFER SERVICES, L.P.,
                                              as a Guarantor

                                            By:
                                                --------------------------------
                                                Stuart Chagrin
                                                General Partner

                                     ANNEX A

                              CLOSING DOCUMENTS

        Unless otherwise specified, all dated either February 24, 2000
            (the "CLOSING DATE") or a date no earlier than 30 days
                 before the Closing Date (a "CURRENT DATE").

H&B    1.     FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT") dated as of
              February 24, 2000 between AFFILIATED COMPUTER SERVICES, INC., a
              Delaware corporation ("BORROWER"), certain Lenders, and WELLS
              FARGO BANK (TEXAS), N.A., as Agent, the defined terms in which have the same meanings when used in this annex, to which must be attached:

              H&B  Annex A             - Closing Documents
              H&B  Amended Schedule 1  - Lenders, Commitments and
                                         Commitment Percentages

H&B    2.     REPLACEMENT NOTES dated as of September 27, 1999, in substantially the form of EXHIBIT A-1 to the Credit Agreement, and executed by Borrower payable to each of the Increasing Lenders, and Subsequent
              Lender, in the amount of the Commitment reflected on AMENDED
              SCHEDULE 1.

                               AMENDED SCHEDULE 1

                 LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES


                                                                                     COMMITMENT
                     LENDER                                 COMMITMENT               PERCENTAGE
                     ------                                ------------              ----------


Wells Fargo Bank (Texas), National Association
1445 Ross Avenue, 3rd Floor
Dallas, TX 75202
Attn:  Kyle G. Hranicky, Vice President
Fax:  214-969-0370                                         $ 45,000,000                   45%

Bank One, N.A.
1717 Main Street
Dallas, TX 75201
Attn:  Rick Rogers, Vice President
Fax:  214-290-2054                                         $ 25,000,000                   25%

SunTrust Bank
303 Peachtree Street, 3rd Floor
MC 1929
Atlanta, GA 30308
Attn:  Deborah S. Armstrong, Director
Fax:  404-827-6270                                         $ 15,000,000                   15%

Bank of Tokyo - Mitsuibishi, Ltd.
2001 Ross Avenue
3150 Trammell Crow Center
Dallas, TX 75201
Attn:  John Mearns, Vice President
Fax:  214-954-1007                                         $  5,000,000                    5%

Chase Bank of Texas, National Association
2200 Ross Avenue, 6th Floor
Dallas, TX 75201
Attn:  John Paul Mathis, Vice President
Fax:  214-965-2884                                         $ 10,000,000                   10%
                                                           ------------                  ---
TOTAL COMMITMENT                                           $100,000,000                  100%
                                                           ============                  ===






                                                              AMENDED SCHEDULE 1